Dreyfus

Connecticut

Municipal Money Market Fund, Inc.

ANNUAL REPORT September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
-------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                          Connecticut Municipal
                                                         Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Connecticut Municipal Money Market Fund, Inc. covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, there is no question that "cash has been king" for much of 2001. While bonds have generally fared relatively well, a slowing economy and a return to more normal valuations took their toll on stocks. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. In the meantime, investors who allocated a portion of their overall investment portfolios to tax-exempt money market funds have continued to enjoy the benefits of tax-exempt income and
capital    preservation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the 12-month reporting period ended September 30, 2001, the fund produced a yield of 2.66% and, taking into account the effects of compounding, an effective yield of 2.70%.(1)

We attribute the fund's performance to falling interest rates during the reporting period, which were primarily the result of eight interest-rate reductions by the Federal Reserve Board (the "Fed") implemented in an attempt to stimulate greater economic growth.

What is the fund's investment approach?

The fund seeks high current federal and Connecticut tax-exempt income while looking to maintain a stable $1.00 share price. As always, we are vigilant in our efforts to preserve capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Connecticut-exempt issuers. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities which are generally issued with maturities in the one-year range may lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then current

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented the primary driver of the fund' s performance during the reporting period. Early signs of economic deterioration emerged as the reporting period began, causing tax-exempt yields to decline. Soon thereafter, the Fed began to take steps to stimulate economic growth, reducing short-term interest rates by 0.50 percentage points each in two separate moves in January 2001. The Fed subsequently eased rates six more times -- in March, April, May, June, August and September -- reducing interest rates a total of 3.50 percentage points for the reporting period as a whole. Yields on one-year tax-exempt notes declined accordingly.

The fund was also influenced by seasonal supply-and-demand factors. Tax-exempt money market funds lost approximately 10% of their assets during the spring of 2001, as many investors redeemed shares to pay their income taxes. This seasonal falloff of demand caused tax-exempt yields to rise temporarily, before declining once again as redemption pressures subsided.

In this environment, we generally maintained the fund' s weighted average maturity at a point that was considerably longer than its peer group average. This positioning proved advantageous, because it enabled us to lock in higher, then prevailing yields as short-term interest rates fell.

From a security selection standpoint, we have focused primarily on smaller blocks of high quality municipal securities. We found such opportunities mostly among general obligation bonds with one-year maturities from Connecticut and its municipalities.

What is the fund's current strategy?

Over the near term, we expect interest rates and tax-exempt yields to decline further as we anticipate the Fed taking additional steps to reinvigorate the economy in the aftermath of September's terrorist attacks.

We also expect tax-exempt money markets to continue to be influenced by changes in the balance between supply and demand. For example, demand for tax-exempt money market instruments increased in June and July, when a substantial number of securities matured. Because many investors reinvested this money in tax-exempt money market instruments, yields declined as investor demand outpaced the available supply of securities. In addition, demand has been further supported by investors shifting assets from a volatile stock market to tax-exempt money market funds.

While we have maintained the fund's relatively long weighted average maturity to lessen the possibility of having to reinvest at current lower prevailing yields, the fund' s average weighted maturity is not as long as it was earlier in the period. In addition, we have continued to maintain a "laddered" portfolio of municipal securities. These holdings will mature in stages over the next several months, potentially protecting the fund against unexpected changes in interest rates.

October 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2001



                                                                                               Principal
TAX EXEMPT INVESTMENTS--100.7%                                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--99.8%

Avon, GO Notes, BAN 3%, 7/17/2002                                                             5,745,000                5,770,008

Branford, GO Notes:

   4%, 5/15/2002 (Insured; MBIA)                                                              1,380,000                1,388,348

   6.40%, 6/15/2002 (Insured; FGIC)                                                             450,000                  460,497

Canterbury, GO Notes, BAN 4.50%, 11/1/2001                                                    1,685,000                1,685,274

Colchester, GO Notes 4%, 6/15/2002 (Insured; FGIC)                                              655,000                  660,188

Columbia, GO Notes 6%, 6/15/2002 (Insured; MBIA)                                                100,000                  102,171

State of Connecticut, GO Notes:

   4.50%, 10/1/2001                                                                             250,000                  250,000

   4.10%, 11/1/2001                                                                             700,000                  700,491

   5.95%, 11/15/2001                                                                          1,805,000                1,810,225

   3.40%, 12/15/2001                                                                            845,000                  845,077

   4.30%, 3/15/2002                                                                             100,000                  100,922

   4.90%, 3/15/2002                                                                             300,000                  302,519

   6.10%, 3/15/2002                                                                           6,200,000                6,288,764

   6%, Series A, 5/15/2002                                                                      530,000                  540,407

   6%, Series B, 5/15/2002                                                                      500,000                  508,761

   4.50%, 6/15/2002                                                                             100,000                  101,120

   Refunding

      4.50%, 10/15/2001                                                                         600,000                  600,182

   VRDN 2.40% (Liquidity Facility; Landesbank

      Hessen-Thuringen Girozentrale)                                                         20,000,000  (a)          20,000,000

Connecticut Clean Water Fund, Revenue:

   5.375%, 11/1/2001                                                                            500,000                  500,896

   5.30%, 4/1/2002                                                                              500,000                  505,604

Connecticut Development Authority, VRDN:

  Airport Facility Revenue

    (Learjet Inc. Project) 2.35% (LOC; Bank of

      America)                                                                                3,100,000  (a)           3,100,000

   Health Care Revenue

      (Corporation for Independent Living Project)

      2% (LOC; Chase Manhattan Bank)                                                          6,300,000  (a)           6,300,000

   IDR:

      (Imperial Electric Assembly Project)

         2.20% (LOC; First Union Bank)                                                        2,050,000  (a)           2,050,000

      Refunding (Capital District Energy Project)

         2.05% (LOC; Fleet Bank)                                                              3,900,000  (a)           3,900,000

      (SHW Inc. Project)

         2% (LOC; Deutsche Bank)                                                              5,600,000  (a)           5,600,000

   Industrial Revenue:

      (Allen Group Inc.)

         2.40% (LOC: First Union Bank)                                                        1,100,000  (a)           1,100,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority, VRDN (continued):

  Industrial Revenue (continued):

    (Energy Network Sina Project)

         2.05% (LOC: Fleet Bank)                                                              2,200,000  (a)           2,200,000

      (Lapham-Hickey Steel Corp.)

         2.35% (LOC; Harris Trust & Savings Bank)                                             1,500,000  (a)           1,500,000

   PCR:

      (Connecticut Light and Power Co. Project)

         2.20% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                               12,000,000  (a)          12,000,000

      (Connecticut Light and Power Co.)

         2.38% (Liquidity Facility; Merrill Lynch)                                              750,000  (a)             750,000

      (Western Massachusetts Electric Co.)

         2.38% (Liquidity Facility; Merrill Lynch)                                            3,800,000  (a)           3,800,000

Connecticut Health and Educational Facilities Authority

  Revenues:

    Child Care Facilities Program

         4.25%, 7/1/2002 (Insured; AMBAC)                                                       100,000                  101,100

      (New Britain Memorial Hospital)

         7.75%, 7/1/2002                                                                      1,260,000  (b)           1,330,425

      (Taft School Issue)

         4%, 7/1/2002                                                                           470,000                  475,191

      (Yale-New Haven Hospital)

         3%, 6/1/2002 (Insured; FGIC and Liquidity

         Facility; Fleet Bank)                                                                1,000,000                1,000,000

      CP (Yale University):

         2.35%, 11/7/2001                                                                     2,000,000                1,999,873

         2%, 1/11/2002                                                                       10,500,000               10,500,000

         2.35%, 1/11/2002                                                                     3,000,000                3,000,000

         2.50%, 1/17/2002                                                                     4,590,000                4,590,000

         2.55%, 1/17/2002                                                                     5,500,000                5,500,000

      VRDN:

         (Academy of Our Lady )

            2.15% (LOC; Allied Irish Banks)                                                   3,400,000  (a)           3,400,000

         (Charlotte Hungerford)

            2% (LOC; Fleet Bank)                                                              1,500,000  (a)           1,500,000

         (Community Renewal Team)

            2% (LOC; Fleet Bank)                                                              2,010,000  (a)           2,010,000

         (Ethel Walker School Issue)

            2.15% (LOC; Allied Irish Banks)                                                   4,250,000  (a)           4,250,000

         (Gaylord Hospital Issue)

            2% (LOC; Bank of Boston Corp.)                                                    6,835,000  (a)           6,835,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities Authority

  Revenues (continued):

    VRDN (continued):

         (Hartford Hospital)

            1.90% (LOC; Fleet Bank)                                                           3,175,000  (a)           3,175,000

         (Kent School Issue)

            1.90% (Insured; MBIA and Liquidity Facility;

            Fleet Bank)                                                                       4,000,000  (a)           4,000,000

         (Marvelwood School Issue)

            2% (LOC; First Union Bank)                                                        1,055,000  (a)           1,055,000

         (Middlesex Hospital)

            2% (LOC; First Union Bank)                                                        2,000,000  (a)           2,000,000

         (Pomfret School Issue)

            2.30% (LOC; Dexia CLF Finance Co.)                                                  900,000  (a)             900,000

         (United Methodist Home)

            2% (LOC; First Union Bank)                                                        1,190,000  (a)           1,190,000

         (Whitby School)

            2.10% (LOC; The Bank of New York)                                                 3,000,000  (a)           3,000,000

         (Yale University) 2.60%                                                              5,000,000  (a)           5,000,000

Connecticut Higher Education Supplemental Loan

  Authority, Revenue, Refunding

   Family Education Loan Program 4.75%, 11/15/2001                                              530,000                  530,157

Connecticut Housing Finance Authority, Housing

  Revenue, Housing Mortgage Finance Program:

      3.85%, 11/15/2001                                                                         400,000                  400,000

      4.65%, 11/15/2001                                                                         100,000                  100,029

      5.80%, 11/15/2001                                                                         100,000                  100,215

      6.55%, 11/15/2001                                                                          90,000                   90,367

      2.75%, 5/15/2002                                                                        1,270,000                1,270,000

      4.80%, 5/15/2002                                                                          250,000                  252,963

      5.40%, 5/15/2002                                                                          200,000                  203,015

      VRDN:

         2% (Insured; AMBAC and Liquidity Facility;

            Morgan Guaranty Trust Co.)                                                        1,900,000  (a)           1,900,000

         2.05% (Insured; AMBAC and Liquidity

            Facility; FHLB)                                                                  10,500,000  (a)          10,500,000

         2.15% (Insured; AMBAC and Liquidity

            Facility; FHLB)                                                                   6,600,000  (a)           6,600,000

         2.40% (Liquidity Facility; FHLM)                                                     9,131,000  (a)           9,131,000

         Merlots Programs

            2.34% (Liquidity Facility; First Union Bank)                                      3,480,000  (a)           3,480,000

Connecticut Municipal Electric Energy Cooperative

  Power Supply System Revenue

   4.30%, 1/1/2002 (Insured; MBIA)                                                              100,000                  100,073



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Resource Recovery Authority, RRR

  (Connecticut System) 5.50%, 11/15/2001

   (Insured; MBIA)                                                                            1,400,000                1,401,911

Connecticut Special Assessment Second Injury Fund

   Revenue 5%, 1/1/2002 (Insured; AMBAC)                                                        100,000                  100,418

Connecticut Special Assessment Unemployment

  Compensation Advance Fund, Revenue

  (Connecticut Unemployment)

   4.70%, 11/15/2001 (Insured; AMBAC)                                                           300,000                  300,565

Connecticut Special Tax Obligation, Revenues

  (Transportation Infrastructure):

      4.40%, 10/1/2001                                                                          200,000                  200,000

      6.25%, 10/1/2001                                                                        1,650,000  (b)           1,683,000

      4%, 11/1/2001                                                                             250,000                  250,317

      4.10%, 11/1/2001 (Insured; FSA)                                                           500,000                  500,428

      5%, 4/1/2002                                                                            2,000,000                2,018,941

      2.50%, 10/1/2002                                                                        4,000,000                4,015,240

      Refunding:

         4.10%, 10/1/2001                                                                       475,000                  475,000

         4.40%, 10/1/2001 (Insured; FGIC)                                                       100,000                  100,000

      VRDN:

         2% (LOC; Commerzbank)                                                               11,545,000  (a)          11,545,000

         2.25% (Insured; FGIC and Liquidity Facility;

            Dexia CLF Finance Co.)                                                            6,490,000  (a)           6,490,000

Cromwell, GO Notes

   4.50%, 5/15/2002 (Insured; FSA)                                                              220,000                  222,405

East Hartford, GO Notes

   4.125%, 1/15/2002 (Insured; FSA)                                                             681,000                  681,836

Eastern Resource Recovery Authority

  SWDR, VRDN

   2.38% (Liquidity Facility; Merrill Lynch)                                                  3,995,000  (a)           3,995,000

Farmington, GO Notes 4%, 3/15/2002                                                              510,000                  511,797

Granby, GO Notes 3.75%, 12/15/2001 (Insured; MBIA)                                              100,000                   99,958

Hamden, GO Notes 5.25%, 10/1/2001                                                               445,000                  445,000

Hartford, GO Notes:

   4.50%, 10/1/2001 (Insured; FGIC)                                                             100,000                  100,000

   4.60%, 12/15/2001 (Insured; FSA)                                                             100,000                  100,464

   5.60%, 2/1/2002                                                                              865,000                  872,355

   5%, 5/15/2002 (Insured; FGIC)                                                              1,150,000                1,163,921

Hartford County Metropolitan District, GO Notes

   4.50%, 11/1/2001                                                                             700,000                  700,115

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Hartford Redevelopment Agency, MFMR, Refunding

  (Underwood Tower Project) VRDN

  2% (Insured; FSA and Liquidity Facility;

   Societe Generale)                                                                          3,600,000  (a)           3,600,000

Meriden, GO Notes

   4.25%, 2/1/2002 (Insured; MBIA)                                                              550,000                  553,504

Middlebury, GO Notes, BAN 3.50%, 3/6/2002                                                     1,455,000                1,456,864

Milford, GO Notes 5.30%, 1/15/2002                                                              100,000                  100,724

New Britain, GO Notes:

   5%, 4/1/2002 (Insured; AMBAC)                                                                175,000                  176,703

   VRDN:

      2.15% (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                 3,600,000  (a)           3,600,000

      2.15%, Series B (Insured; AMBAC and

         Liquidity Facility; Bank of Nova Scotia)                                             3,935,000  (a)           3,935,000

New Haven, GO Notes:

   5.75%, Series B, 11/1/2001 (Insured; FSA)                                                    175,000                  175,397

   5.75%, Series C, 11/1/2001 (Insured; FSA)                                                    200,000                  200,416

   6.25%, 11/1/2001 (Insured; FSA)                                                              775,000                  776,927

North Branford, GO Notes

   4%, 10/1/2002 (Insured; MBIA)                                                                860,000                  875,781

North Canaan Housing Authority, Revenue, VRDN

   2% (LOC; First Union Bank)                                                                 4,500,000  (a)           4,500,000

Norwich, GO Notes:

   5%, 4/1/2002 (Insured; FGIC)                                                                 610,000                  615,948

   5.125%, 9/15/2002                                                                            195,000                  199,951

Preston, GO Notes 6%, 8/1/2002 (Insured; FGIC)                                                  190,000                  194,864

Redding, GO Notes 5.875%, 10/15/2001                                                            370,000                  370,216

Regional School District, GO Notes:

   6%, 2/1/2002 (Insured; FGIC)                                                                 700,000                  706,682

   4.50%, 5/15/2002 (Insured; FSA)                                                              250,000                  252,733

   6%, 6/1/2002 (Insured; FSA)                                                                  525,000                  535,597

   (Woodbury and Bethlehem)

      4.50%, 5/15/2002                                                                          250,000                  252,118

Seymour, GO Notes

   4%, 8/1/2002 (Insured; MBIA)                                                                 750,000                  759,511

Southeastern Water Authority, Water Revenue

  Working and Capital Organization Fund Note

   3.50%, 3/14/2002                                                                             723,000                  723,941

Southington, GO Notes 4%, 5/15/2002 (Insured; FGIC)                                             625,000                  628,779


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Stamford, GO Notes:

   6.40%, 1/15/2002                                                                             100,000                  100,874

   Refunding 5%, 7/15/2002                                                                      200,000                  203,510

Stonington, GO Notes, Refunding 4%, 5/15/2002                                                   355,000                  356,994

Stratford, BAN 3%, 8/14/2002                                                                  2,475,000                2,485,475

West Hartford, GO Notes 4.10%, 1/15/2002                                                        750,000                  752,340

Windsor Locks, GO Notes 5.50%, 10/15/2001                                                       160,000                  160,071

Woodbridge, GO Notes 4.50%, 4/15/2002                                                           145,000                  146,297

U.S. RELATED--.9%

Commonwealth of Puerto Rico, GO Notes:

   4.50%, 7/1/2002 (Insured; MBIA)                                                              500,000                  508,678

   (Public Improvements)

      6.10%, 7/1/2002 (Insured; MBIA)                                                           300,000                  307,134

Commonwealth of Puerto Rico Highway and

  Transportation Authority, Highway Revenue

   6.625%, 7/1/2002                                                                           1,250,000  (b)           1,304,335

Puerto Rico Telephone Authority,
   Telecommunications Revenue:

      5.75%, 1/1/2002                                                                           140,000  (b)             142,302

      Refunding:

         5%, 1/1/2002                                                                           100,000  (b)             100,430

         5%, 1/1/2002 (Insured; MBIA)                                                           100,000                  100,542
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $256,724,900)                                                            100.7%              256,725,171

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (1,900,868)

NET ASSETS                                                                                       100.0%              254,824,303


                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                          Company

FHLB                      Federal Home Loan Bank

FHLM                      Federal Home Loan Mortgage

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 72.2

AAA/AA(c)                        Aaa/Aa(c)                       AAA/AA(c)                                        22.0

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      5.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           256,724,900   256,725,171

Cash                                                                  1,343,052

Interest receivable                                                   1,407,517

Receivable for investment securities sold                             1,000,121

Prepaid expenses                                                         11,826

                                                                    260,487,687
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           116,371

Payable for investment securities purchased                           5,507,187

Accrued expenses and other liabilities                                   39,826

                                                                      5,663,384
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      254,824,303
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     254,839,987

Accumulated net realized gain (loss) on investments                     (15,955)

Accumulated gross unrealized appreciation of investments                    271
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      254,824,303
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)        254,839,987

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,026,371

EXPENSES:

Management fee--Note 2(a)                                            1,094,622

Shareholder servicing costs--Note 2(b)                                 124,667

Professional fees                                                       38,542

Custodian fees                                                          26,656

Prospectus and shareholders' reports                                    12,537

Directors' fees and expenses--Note 2(c)                                 10,420

Registration fees                                                        9,186

Miscellaneous                                                           17,057

TOTAL EXPENSES                                                       1,333,687

Less--reduction in management fee due to

   undertaking--Note 2(a)                                                (956)

NET EXPENSES                                                         1,332,731

INVESTMENT INCOME--NET                                               5,693,640
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B)($):

Net realized gain (loss) on investments                                 22,449

Net unrealized appreciation (depreciation) on investments               (6,819)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  15,630

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,709,270

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             ----------------------------------

                                                     2001                 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,693,640            6,084,963

Net realized gain (loss) from investments          22,449                 (593)

Net unrealized appreciation (depreciation) of

   investments                                    (6,819)                7,090

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   5,709,270              6,091,460
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,693,640)           (6,084,963)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 366,391,628          329,833,123

Dividends reinvested                            5,552,367            5,837,772

Cost of shares redeemed                      (318,027,428)        (309,385,294)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  53,916,567           26,285,601

TOTAL INCREASE (DECREASE) IN NET ASSETS        53,932,197           26,292,098
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           200,892,106          174,600,008

END OF PERIOD                                 254,824,303          200,892,106

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended September 30,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .027           .031           .024           .029          .029

Distributions:

Dividends from investment income--net                            (.027)         (.031)         (.024)         (.029)        (.029)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.70           3.19           2.44           2.89          2.93
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .61            .65            .63            .65           .65

Ratio of net investment income
   to average net assets                                         2.60           3.15           2.41           2.85          2.89

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .00(a)         .03            .12            .20           .04
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         254,824        200,892        174,600        183,078       181,930

(A) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

earnings credits of $11,674 during the period ended September 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, $13,000 of the carryover expires in fiscal 2004, $1,000 expires in fiscal 2007 and $2,000 expires in fiscal 2008.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2000 through to September 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $956 during the period ended September 30, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $64,846 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $43,772 pursuant to the transfer agency greement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Connecticut Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                         /s/Ernst & Young LLP

New York, New York
November 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

                                                             The Fund

                        For More Information

                        Dreyfus Connecticut Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  101AR0901